Execution Version

Exhibit 10.310

AMENDMENT NO. 10 TO SECOND AMENDED AND RESTATED
RECEIVABLES SALE AGREEMENT

This AMENDMENT NO. 10 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of March 1, 2022 (such date, the “Tenth Amendment Effective Date”), is among RPM FUNDING CORPORATION, a Delaware corporation (“Buyer”), each of the entities listed on the signature pages hereto as a “Remaining Originator” (each, a “Remaining Originator”; and collectively, the “Remaining Originators”), DAP GLOBAL INC., a Delaware corporation (“DAP Global”), as a “New Originator”, TREMCO CPG INC., a Delaware corporation (“CPG”), as a “New Originator” (each, a “New Originator”; and collectively, the “New Originators”; and together with the Remaining Originators, the “Originators”), DAP PRODUCTS INC., a Delaware corporation (“DAP”) and Tremco Incorporated, an Ohio corporation (“Tremco” and together with DAP, each a “Released Originator”, and collectively the “Released Originators”).

RECITALS

1.
Buyer, the Remaining Originators and the Released Originators are parties to that certain Second Amended and Restated Receivables Sale Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.
Each of the New Originators desire to join the Agreement as an Originator thereunder on the Tenth Amendment Effective Date.
3.
In connection with the New Originators joining the Agreement, the Buyer is issuing a Subordinated Note to DAP Global (the “DAP Global Subordinated Note”) and a separate Subordinated Note to CPG (the “CPG Subordinated Note” and together with the DAP Global Subordinated Note, each a “New Originator Subordinated Note”, and collectively the “New Originator Subordinated Notes”).
4.
Each of the Released Originators are being removed from the Agreement as an Originator thereunder as of 11:59 pm on February 28, 2022 (the “Release Time”).
5.
The Buyer, the Released Originators and the Originators desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.
Definition. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in, or by reference in, the Agreement.
SECTION 2.
Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)
With respect to each New Originator, any reference in the Agreement to “the date hereof” shall be deemed to be a reference to “March 1, 2022”.
(b)
With respect to each New Originator, any reference in the Agreement to the “Initial Cutoff Date” shall be deemed to be a reference to “March 1, 2022”.

(c)
Exhibit II of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.
(d)
The first paragraph in Exhibit IV of the Agreement is hereby amended and restated as follows:

This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Receivables Sale Agreement dated as of May 9, 2014 (as amended, restated or otherwise modified from time to time, the “Agreement”) among DAP Global Inc., a Delaware corporation, The Euclid Chemical Company, an Ohio corporation, Rust-Oleum Corporation, a Delaware corporation, Tremco CPG Inc., a Delaware corporation, Tremco Barrier Solutions, Inc., a Delaware corporation, Weatherproofing Technologies, Inc., a Delaware corporation, and RPM Funding Corporation, a Delaware corporation (“Buyer”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

(e)
Schedule A of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.
SECTION 3.
Release of Released Originators. The parties hereto hereby agree that effective as of the Release Time, the Released Originators shall no longer (a) be party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document) and (b) sell any Receivables or Related Security to Buyer pursuant to the Agreement or otherwise.
SECTION 4.
Delegation and Assumption of Released Originators’ Obligations. Effective immediately prior to the removal of the Released Originators as parties to the Agreement pursuant to Section 3 above, each of the Released Originators hereby delegates to the related New Originator, and the New Originators hereby assume, all of related Released Originators’ duties, obligations and liabilities (including the indemnity obligations under Section 6.1 of the Agreement) under the Agreement and each of the other Transaction Documents.
SECTION 5.
Assignment of Subordinated Note Balances.
(a)
In consideration of DAP Global’s assumption of DAP’s obligations under the Agreement and each of the other Transaction Documents pursuant to Section 4 above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DAP hereby sells, transfers and assigns to DAP Global, and DAP Global hereby purchases and accepts from DAP all of DAP’s right, title and interest in and to the outstanding balance of the Subordinated Note made by the Buyer to DAP (such outstanding balance, the “DAP Outstanding Balance”). Immediately after giving effect thereto, the DAP Outstanding Balance will be transferred to and represented under the DAP Global Subordinated Note as if it were originally issued thereunder. Such sale, transfer and assignment is made without recourse, representation or warranty, except that DAP hereby represents and warrants to each of the parties hereto (a) that it is the sole owner of the DAP Outstanding Balance, (b) that it has not sold, pledged, assigned, or otherwise transferred the DAP Outstanding Balance or any interest therein and (c) that it is transferring the DAP Outstanding Balance hereunder free and clear of any Adverse Claim.
(b)
In consideration of CPG’s assumption of Tremco’s obligations under the Agreement and each of the other Transaction Documents pursuant to Section 4 above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tremco hereby sells, transfers and assigns to CPG, and CPG hereby purchases and accepts from Tremco all of Tremco’s right, title and interest in and to the outstanding balance of the Subordinated Note made by the Buyer to Tremco (such outstanding balance, the “Tremco Outstanding Balance”). Immediately after giving effect thereto, the Tremco Outstanding Balance will be transferred to and represented under the CPG Subordinated Note as if it were originally issued thereunder. Such sale, transfer and assignment is made without recourse, representation or warranty, except that Tremco hereby represents and warrants to each of the parties hereto (a) that it is the sole owner of the Tremco Outstanding Balance, (b) that it has not sold, pledged, assigned, or otherwise transferred the Tremco Outstanding Balance or any interest therein and (c) that it is transferring the Tremco Outstanding Balance hereunder free and clear of any Adverse Claim.
SECTION 6.
Cancellation of Subordinated Notes. Each Released Originator represents and warrants to the other parties hereto that it (a) currently holds the Subordinated Note made by the Buyer to it (each, a “Released Originator Note”) and (b) has not sold, pledged, assigned, or otherwise transferred its respective Released Originator Note or any interest therein, other than pursuant to Section 5 above. Each Released Originator acknowledges and agrees that the entire outstanding balance under its respective Released Originator Note have been fully transferred to the related New Originator Subordinated Note. Each Released Originator Note is hereby cancelled and shall have no further force or effect.
SECTION 7.
Assignment of Preferred Shares.
(a)
In consideration of the payment by DAP Global to DAP on the date hereof of the purchase price thereof (the “DAP Purchase Price”) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DAP hereby sells, transfers and assigns to DAP Global, and DAP Global hereby purchases and accepts from DAP all of DAP’s right, title and interest in and to each Preferred Share owned by DAP (such shares, the “DAP Subject Preferred Shares”). Such sale, transfer and assignment is made without recourse, representation or warranty, except that DAP hereby represents and warrants to each of the parties hereto (a) that it is the sole owner of the DAP Subject Preferred Shares, (b) that it has not sold, pledged, assigned, or otherwise transferred any DAP Subject Preferred Share or any interest therein and (c) that it is transferring the DAP Subject Preferred Shares hereunder free and clear of any Adverse Claim.
(b)
In consideration of the payment by CPG to Tremco on the date hereof of the purchase price thereof (the “Tremco Purchase Price”, and together with the DAP Purchase Price, collectively, the “Released Originators Purchase Price”) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tremco hereby sells, transfers and assigns to CPG, and CPG hereby purchases and accepts all of Tremco’s right, title and interest in and to each Preferred Share owned by Tremco (such shares, the “Tremco Subject Preferred Shares”, and together with the DAP Subject Preferred Shares, collectively, the “Subject Preferred Shares”). Such sale, transfer and assignment is made without recourse, representation or warranty, except that Tremco hereby represents and warrants to each of the parties hereto (a) that it is the sole owners of the Tremco Subject Preferred Shares, (b) that it has not sold, pledged, assigned, or otherwise transferred any Tremco Subject Preferred Share or any interest therein and (c) that it is transferring the Tremco Subject Preferred Shares hereunder free and clear of any Adverse Claim.
SECTION 8.
Joinder of New Originators. Each New Originator hereby agree that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that each New Originator has complied with all of the requirements of the Agreement, each New Originator shall be an Originator for all purposes of the Agreement and all other Transaction

Documents. Each New Originator hereby acknowledges that it has received copies of the Agreement and the other Transaction Documents and that each of the Administrative Agent and each Purchaser hereby acknowledges that this Amendment shall be deemed to satisfy the requirements to join any Originator to the Agreement.
SECTION 9.
Acknowledgements and Agreements.
(a)
Each reference to the Released Originators, “DAP Products Inc.”, “Tremco Incorporated” or words to that effect set forth in the Agreement or any other Transaction Document are hereby removed in their entirety and shall have no further force or effect.
(b)
To the extent that any consent of any party hereto, in any capacity, is required under any other agreement to which it is a party for any of the transactions to be effected hereby, such party hereby grants such consent and waives any notice requirements or condition precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not been satisfied as of the date hereof (other than any requirements or conditions precedent set forth in this Amendment).
SECTION 10.
Authorization to File Financing Statements.
(a)
Upon the effectiveness of this Amendment, each of the New Originators and the Buyer hereby authorizes the Administrative Agent to file (at the expense of the Buyer) one or more UCC-1 financing statements in the form of Exhibit A hereto.
(b)
Upon the effectiveness of this Amendment, each of the Released Originators and the Buyer hereby authorize the Administrative Agent to file (at the expense of the Buyer) one or more UCC-3 amendments in the form of Exhibit B hereto terminating the UCC-1 financing statements identified on Exhibit C hereto.
SECTION 11.
Representations and Warranties. Each of the Originators, the Released Originators and Buyer hereby represents and warrants to each other, the Purchasers and the Administrative Agent as follows:
(a)
Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)
Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.
(c)
No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event exists or shall exist.
(d)
Purchase Price. The Released Originators Purchase Price is an amount equal to the fair market value of the Subject Preferred Shares on the date hereof.
SECTION 12.
Conditions to Effectiveness. This Amendment shall become effective as of the date hereof, subject to the satisfaction of each of the following conditions precedent:

(a)
receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;
(b)
receipt by the Administrative Agent of a written search report reasonably satisfactory to the Administrative Agent listing all effective financing statements that name each New Originator as debtor or seller and that are filed in all jurisdictions in which filings may be made against such New Originator pursuant to the applicable UCC, together with copies of such financing statements, and written tax, ERISA and judgment lien search reports that name any New Originator reasonably satisfactory to the Administrative Agent in such other jurisdictions that the Administrative Agent shall reasonably request;
(c)
receipt by the Administrative Agent of good standing certificates of the Performance Guarantor, the Buyer and the Servicer duly certified by the applicable Secretary of State (or similar official) of the state of organization;
(d)
receipt by the Administrative Agent of certificates of the Secretary or Assistant Secretary of the Performance Guarantor, the Buyer and the Servicer certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be executed and delivered by it on and after the date hereof;
(e)
receipt by the Administrative Agent, of favorable opinions regarding non-consolidation and true sale matters addressed to the Administrative Agent and the Purchasers, in form and substance reasonably satisfactory to the Administrative Agent;
(f)
receipt by the Administrative Agent of a copy of each New Originator Subordinated Note, duly executed by the Buyer;
(g)
the cancellation and return to the Buyer (with a copy to the Administrative Agent) of each Released Originator Note;
(h)
receipt by each Released Originator of such Released Originator’s portion of the Released Originators Purchase Price in accordance with Section 7 of this Amendment; and
(i)
receipt by the Administrative Agent of such other documents, instruments and opinions as the Administrative Agent may reasonably request prior to the date hereof.
SECTION 13.
Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Sale Agreement”, “the Second Amended and Restated Receivables Sale Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 14.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
SECTION 15.
CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING

EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
SECTION 16.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY THE ORIGINATORS PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
SECTION 17.
Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
SECTION 18.
Transaction Document. This Amendment shall constitute a Transaction Document.
SECTION 19.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 20.
Further Assurances. Each of Buyer, each Removed Originator and each New Originator hereby agrees to do, at Buyer’s expense, all such things and execute all such documents and instruments and authorize and file all such financing statements and financing statement amendments, in each case, as the Buyer or the Administrative Agent may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith and therewith.
SECTION 21.
Ratification.
(a)
After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.
(b)
Notwithstanding anything to the contrary set forth herein or in any other Transaction Document and without giving effect to the release set forth in Section 3 of this Amendment, the Performance Guarantor hereby acknowledges and agrees that each of the covenants, agreements, terms, conditions and indemnities to be performed and observed by the Released Originators under and pursuant to the Agreement, each of the other Transaction Documents and this Amendment, shall in each case constitute a “Guaranteed Obligation” for purposes of the Performance Undertaking.
SECTION 22.
Certain Covenants Regarding Post-Closing Conditions.
(a)
Secretary Certificate. On or before March 31, 2022, Servicer shall deliver (or cause to be delivered) to the Administrative Agent a certificate of the Secretary or Assistant Secretary of each New Originator certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be executed and delivered by it on and after the date hereof.
(b)
Organic Documents. On or before March 31, 2022, Servicer shall deliver (or cause to be delivered) to the Administrative Agent the articles of incorporation or other organizational document of each New Originator (including all amendments and modifications thereto) duly certified by the Secretary of State of the State of Delaware as of a recent date, together with a copy of the bylaws of each New Originator, duly certified by the Secretary or an Assistant Secretary of such Person.
(c)
Good Standing. On or before March 31, 2022, Servicer shall deliver (or cause to be delivered) to the Administrative Agent a good standing certificate for each New Originator duly certified by the Secretary of State (or similar official) of the State of Delaware.
(d)
Lien Searches. On or before May 30, 2022, Servicer shall deliver (or cause to be delivered) to the Administrative Agent a bring-down written search report from a Person satisfactory to the Administrative Agent listing all effective financing statements that name either New Originator as debtors or sellers and that are filed in all jurisdictions in which filings may be made against such Person pursuant to the applicable UCC, together with copies of such financing statements (none of which, except for those filed in connection with the Transaction Documents, shall cover any Receivable or any Related Security).
(e)
Opinions. On or before March 31, 2022, Servicer shall deliver (or cause to be delivered) to the Administrative Agent (i) a favorable opinion regarding a perfected security interest opinion with respect to the New Originators addressed to the Administrative Agent and the Purchasers, in form and substance reasonably satisfactory to the Administrative Agent and (ii) a favorable opinion regarding corporate and enforceability matters addressed to the Administrative Agent and the Purchasers, in form and substance reasonably satisfactory to the Administrative Agent.
(f)
Notwithstanding anything to the contrary set forth in this Amendment, the Agreement or any other Transaction Document, the failure to timely perform or cause to be performed any of the covenants under this Section 22 shall constitute a Termination Event with no grace period.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

REMAINING ORIGINATORS:

RUST-OLEUM CORPORATION

THE EUCLID CHEMICAL COMPANY

WEATHERPROOFING TECHNOLOGIES, INC.

TREMCO BARRIER SOLUTIONS, INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

NEW ORIGINATORS:

DAP GLOBAL INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

Tremco CPG Inc.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

S-1	Tenth Amendment to 2nd A&R RSA (RPM)

RELEASED ORIGINATORS:

S-2	Tenth Amendment to 2nd A&R RSA (RPM)

DAP PRODUCTS INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

TREMCO INCORPORATED

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

S-3	Tenth Amendment to 2nd A&R RSA (RPM)

RPM FUNDING CORPORATION,

as Buyer

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: President and Secretary

S-4	Tenth Amendment to 2nd A&R RSA (RPM)

Consented and Agreed:

RPM INTERNATIONAL INC.,

as Servicer

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

S-5	Tenth Amendment to 2nd A&R RSA (RPM)

SANTANDER BANK, N.A.,

as a Purchaser

By: /s/ Xavier Ruiz Sena
Name: Xavier Ruiz Sena
Title: Managing Director

S-6	Tenth Amendment to 2nd A&R RSA (RPM)

PNC BANK, NATIONAL ASSOCIATION,

as a Purchaser and as Administrative Agent

By: /s/ Deric Bradford
Name: Deric Bradford
Title: Senior Vice President

S-7	Tenth Amendment to 2nd A&R RSA (RPM)

With respect to Section 21:

RPM INTERNATIONAL INC.,

as Performance Guarantor

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary